[EXHIBIT 4.2]


                             ______ TERMS SUPPLEMENT

                                       TO THE

                                     INDENTURE

                           DATED AS OF _________, 199_

                                      between

                                  [TRUST 199_-_]


                                        and

                                   -------------


                                 Indenture Trustee


                             Dated as of ________, 199_


                                      Securing

                                   $--------------

                                 ASSET-BACKED NOTES

                                    SERIES 199_-_

                                 TABLE OF CONTENTS

                                                                         PAGE

                                     ARTICLE I

                                    DEFINITIONS


SECTION 1.1.     Definitions................................................2

                                    ARTICLE II

                       AUTHORIZATION, TERMS AND ISSUANCE

SECTION 2.1.     Authorization of Series 199_-_ Notes......................13
SECTION 2.2.     Purposes..................................................14
SECTION 2.3.     Terms of Series 199_-_ Notes Generally....................14
SECTION 2.4.     Series 199_-_ Notes.......................................15
SECTION 2.5.     Class Interest Rate.......................................19
SECTION 2.6.     Additional Provisions Regarding the Interest
                 Rates on the Series 199_-_ Notes..........................37
SECTION 2.7.     Qualifications of Market Agent............................37

                                  ARTICLE III

                                 DISTRIBUTIONS

SECTION 3.1.     Distribution of Interest and Principal....................38
SECTION 3.2.     Selection of Notes to Receive Payments
                 of Principal..............................................38

                                  ARTICLE IV

                                MISCELLANEOUS

SECTION 4.1.     Issuer for This Third Terms Supplement....................39
SECTION 4.2.     Counterparts..............................................39
SECTION 4.3.     Indenture Constitutes a Security Agreement................39
SECTION 4.4.     Governing Law.............................................39
SECTION 4.5.     Ratification of Master Indenture..........................40

EXHIBIT A-1      Form of Auction Rate Notes
EXHIBIT A-2      Form of LIBOR Rate Notes
EXHIBIT B        Form of Notice of Payment Default
EXHIBIT C        Form of Notice of Cure of Payment Default
EXHIBIT D        Notice of Proposed Auction Period Adjustment
EXHIBIT E        Notice Establishing Auction Period Adjustment
EXHIBIT F        Notice of Change in Auction Date

                  ________ TERMS SUPPLEMENT, dated as of ________, 199_, between [TRUST 199_-_], a ___________ business trust, (the "Issuer") acting through ____________, a ___________ bank and trust company, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"), and ____________, a New York banking corporation duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of New York, with its principal corporate trust office in New York, New York, (the "Indenture Trustee"), as Indenture Trustee under a Master Indenture dated as of ________, 199_ (the "Master Indenture").


                            PRELIMINARY STATEMENT

         Section 2.3 of the Master Indenture provides, among other things, that the Issuer, as provided in the Trust Agreement, and the Indenture Trustee may enter into an indenture supplemental to the Master Indenture for the purpose of authorizing a Series of Notes and to specify certain terms of such Series of Notes. The Issuer has duly authorized the creation of a Series of Notes in an aggregate principal amount not to exceed $__________ to be known as the Issuer's Asset Backed Notes, Series 199_-_ (the "Series 199_-_ Notes"), and the Issuer and the Indenture Trustee are executing and delivering this _______ Terms Supplement in order to provide for the Series 199_-_ Notes. Except as otherwise specified herein, or as the context may require, capitalized terms used but not defined herein are defined in Appendix A to the ______ Supplemental Sale and Servicing Agreement dated as of _____, 199_ (the "Second Supplemental Sale and Servicing Agreement") among the Issuer, Trans-World Insurance Company (the "Administrator"), the Eligible Lender Trustee and The Money Store Inc. ("TMSI"), which Appendix A also contains rules as to usage that shall be applicable herein.

                             GRANTING CLAUSES

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Series 199_-_ Notes, and (other than with respect to clause (d) below) any Series of Notes issued previously and any Series of Notes that may be issued hereafter, all of the Issuer's right, title and interest in and to (a) the Financed Student Loans listed in Schedule A to the Second Supplemental Sale and Servicing Agreement (as such Schedule may be amended from time to time including, but not limited to, by the purchase by the Trust during the Funding Period of any Additional Financed Student Loans) and all obligations of the Obligors thereunder, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), on and after _____, 199_ (the "Cut-Off Date") (or, with respect to the Additional Financed Student Loans, the applicable Subsequent Cut-Off Date),
(b) all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all investments and proceeds thereof (including all income thereon), (c) all proceeds of the foregoing, including without limitation, proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (d) the Note Surety Bond relating to the Series 199_-_ Notes. Such Grants are made, however, in trust, to secure the Series 199_-_ Notes and, other than with respect to clause (d) above, any Series of Notes issued previously and any Series of Notes issued hereafter, equally and ratably without prejudice, priority or distinction, between any Note and any other Note by reason of difference in time of issuance or otherwise except to the extent otherwise described herein, and to secure (i) the payment of all amounts due on the Series 199_-_ Notes, any Series of Notes issued previously and any Series of Notes issued hereafter, as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Master Indenture or this ____ Terms Supplement with respect to the Series 199_-_ Notes, any Series of Notes issued previously and any Series of Notes issued hereafter, and (iii) compliance with the provisions of the Master Indenture and this _____ Terms Supplement with respect to the Series 199_-_ Notes, any Series of Notes issued previously and any Series of Notes issued hereafter, all as provided in the Master Indenture and this _____ Terms Supplement.

         The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Master Indenture and agrees to perform the duties herein or therein required to the best of its ability to the end that the interests of the Holders of the Series 199_-_ Notes, any Series of Notes issued previously by the Issuer and any Series of Notes issued by the Issuer hereafter may be adequately and effectively protected.


                                  ARTICLE I.

                                 DEFINITIONS

                  "ADMINISTRATOR" means Trans-World Insurance Company d/b/a Educaid, an Arizona insurance company, and its successors and assigns.

                  "ALL HOLD RATE" means ninety percent (90%) of One-Month
LIBOR.

                  "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

                  "AUCTION AGENT" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

                  "AUCTION AGENT AGREEMENT" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

                  "AUCTION AGENT FEE" has the meaning set forth in the Auction Agent Agreement.

                  "AUCTION AGENT FEE RATE" has the meaning set forth in the Auction Agent Agreement.

                  "AUCTION DATE" means, initially, _______, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class, other than:

                           (a) each Auction Period commencing after the ownership of such Class of Auction Rate Notes is no longer maintained in Book-Entry Form by the Securities Depository;

                           (b) each Auction Period commencing after and during the continuance of an Event of Default; or

                           (c) each Auction Period commencing less than two Business Days after the cure or waiver of an Event of Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.5.8 of this Terms Supplement.

                  "AUCTION PERIOD" means, with respect to each Class of Auction Rate Notes, the Interest Period applicable to such Class of Notes during which time the related Class Interest Rate is determined pursuant to Section 2.5.1 hereof, which Auction Period (after the Initial Period for such Class) initially shall consist generally of 28 days, as the same may be adjusted pursuant to
Section 2.5.7 hereof.

                  "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in Section 2.5.7 hereof.

                  "AUCTION PROCEDURES" means the procedures set forth in Section
2.5.1 hereof by which the Auction Rate is determined.

                  "AUCTION RATE" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in Section 2.5.1(c)(ii) hereof.

                  "AUCTION RATE NOTES" means the Class A-_ Notes.

                  "AUTHORIZED DENOMINATIONS" means, (i) with respect to the Class A-_ Notes, $50,000 and integral multiples of $1,000 in excess thereof and
(ii) with respect to the Class A-_ Notes, $50,000 and integral multiples of $50,000 in excess thereof.

                  "AVAILABLE AUCTION RATE NOTES" has the meaning set forth in
Section 2.5.1(c)(i)(A) hereof.

                  "BID" has the meaning set forth in Section 2.5.1(a)(i) hereof.

                  "BID AUCTION RATE" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "BIDDER" has the meaning set forth in Section 2.5.1(a)(i) hereof.

                  "BOND EQUIVALENT YIELD - 91-DAY T-BILL" means, in respect of any security with a maturity of six months or less the rate for which is quoted in THE WALL STREET JOURNAL (Eastern Edition) on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula and rounded up to the nearest one one-hundredth of one percent:

   Bond Equivalent Yield =                          Q X N         x 100
                                              ---------------
                                               360 - (91 x Q)

where "Q" refers to the per annum rate for the security quoted on a bank discount basis and expressed as a decimal, and "N" refers to 365 or 366 (days), as the case may be.

                  "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

                  "BROKER-DEALER" means Smith Barney Inc. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Trust pursuant to Section 2.5.6 hereof or the Administrator on behalf of the Eligible Lender Trustee pursuant to the Trust Agreement and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

                  "BROKER-DEALER AGREEMENT" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Administrator on behalf of the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of ____________, 199_ between ___________, as Auction Agent, and Smith Barney Inc., as Broker-Dealer.

                  "BROKER-DEALER FEE" has the meaning set forth in the Auction Agent Agreement.

                  "BROKER-DEALER FEE RATE" has the meaning set forth in the Auction Agent Agreement.

                  "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading and any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, California, New Jersey or Pennsylvania are authorized or obligated by law, regulation or executive order to remain closed.

                  "CLASS A-_ NOTES" and "CLASS A-_ NOTES" have the meanings set forth in Section 2.1 herein.

                  "CLASS INITIAL PERIOD" means, as to a Class of the Series 199_-_ Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Class Initial Rate Adjustment Date for such Class.

                  "CLASS INITIAL RATE" means [5.58]% per annum for the Class A-_ and [5.45]% per annum for the Class A-_ Notes.

                  "CLASS INITIAL RATE ADJUSTMENT DATE" means (i) with respect to the Class A-_ Notes, [April 15, 1996], and (ii) with respect to the Class A-_ Notes, [April 23, 1996].

                  "CLASS INTEREST PERIOD" means, with respect to a Class of Series 199_-_ Notes, the applicable Class Initial Period and each period commencing on a Class Rate Adjustment Date for such Class and ending on the day before (i) the next Class Rate Adjustment Date for such Class or (ii) the Final Maturity Date of such Class, as applicable.

                  "CLASS INTEREST RATE" means each variable rate of interest per annum borne by a Class of the Series 199_-_ Notes for each Class Interest Period and determined in accordance with the provisions of Sections 2.4 and 2.5 hereof; provided, however, that in the event of an Event of Default, the Class Interest Rate shall equal the Non-Payment Rate; provided, further, however that such Class Interest Rate with respect to the Auction Rate Notes shall in no event exceed the applicable Class Interest Rate Limitation.

                  "CLASS INTEREST RATE LIMITATION" means a rate equal to 18.0%.

                  "CLASS RATE ADJUSTMENT DATE" means the date on which an Interest Rate is effective, and means, (i) with respect to the Auction Rate Notes, the date of commencement of each related Auction Period and (ii) with respect to the LIBOR Rate Notes, the 15th day of each calendar month.

                  "CLASS RATE DETERMINATION DATE" means, (i) with respect to any Class of Auction Rate Notes, the related Auction Date, or if no Auction Date is applicable to such Auction Rate Notes, the Business Day immediately preceding the date of commencement of the related Auction Period and (ii) with respect to any Class of LIBOR Rate Notes, the date which is both a Business Day and a London Banking Day immediately preceding the date of commencement of an Interest Period for the LIBOR Rate Notes.

                  "CLOSING DATE" means with respect to the Series 199_-_ Notes, March 28, 1996, the date of initial issuance and delivery of the Series 199_-_ Notes hereunder.

                  "CUT-OFF DATE" means, with respect to the Series 199_-_ Notes, [March 21, 1996].

                  "EFFECTIVE INTEREST RATE" means, for any Financed Student Loan and any Collection Period, the per annum rate at which such Financed Student Loan accrues interest during such Collection Period, and in the case of a Federal Loan, after giving effect to all applicable Interest Subsidy Payments and Special Allowance Payments due with respect to such Federal Loan.

                  "EVENT OF DEFAULT" means, with respect to the Series 199_-_ Notes, (i) a default in the due and punctual payment of any installment of interest or principal on any Class of Series 199_-_ Notes, or (ii) a default in the due and punctual payment of any interest on and principal of any Class of Series 199_-_ Notes at their respective Final Maturity Date.

                  "EXISTING NOTEHOLDER" means (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Noteholder Registry at the close of business on the Business Day immediately preceding such Auction and
(ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of any Class of Auction Rate Notes.

                  "EXISTING NOTEHOLDER REGISTRY" means the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

                  "FEDERAL FUNDS RATE" means, for any date of determination, the Federal funds (effective) rate as published on page 118 of the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) on the immediately preceding Business Day. If no such rate is published on such page on such day, "Federal Funds Rate" shall mean for any date of determination, the Federal funds (effective) rate as published by the Federal Reserve Board in the most recent edition of Federal Reserve Statistical Release No. H.15 (519) that is available on the Business Day immediately preceding such date.

                  "FINAL MATURITY DATE" means [March 15, 2001] with respect to the Class A-_ Notes; and [April 1, 2018] with respect to the Class A-_ Notes.

                 "FUNDING PERIOD" means, with respect to the Series 199_-_ Notes, the period beginning on the Closing Date and ending on the first to occur of (a) the Note Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with any Additional Fundings on or prior to such Note Distribution
Date) is less than $100,000, (b) the date on which an Event of Default, a Master Servicer Default or an Administrator Default occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller and (d) the close of business on [July 1, 1996], or such later date as may be agreed to by the Rating Agencies.

                  "HOLD ORDER" has the meaning set forth in Section 2.5.1(a)(i) hereof.

                  "INITIAL AUCTION AGENT" means __________, a New York banking corporation, its successors and assigns.

                  "INITIAL AUCTION AGENT AGREEMENT" means the Auction Agent Agreement dated as of [March 27, 1996], by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

                  "INTEREST PERIOD" means, with respect to any Class of Series 199_-_ Notes, the respective Class Interest Period.

                  "INTEREST RATE" means, with respect to a Class of the Series 199_-_ Notes, the rate of interest per annum borne by such Class as of the time referred to, including, without limitation, the related Class Initial Rate and the related Class Interest Rate.

                  "LIBOR DETERMINATION DATE" means, with respect to a Class of the Series 199_-_ Notes, the date which is both a Business Day and a London Banking Day prior to the commencement of each related Interest Period.

                  "LIBOR RATE NOTES" means the Class A-_ Notes.

                  "LONDON BANKING DAY" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "MARKET AGENT" means Smith Barney Inc., New York, New York, in such capacity hereunder, or any successor to it in such capacity hereunder.

                  "MASTER INDENTURE" means the Master Indenture dated as of _____________, as amended from time to time, between the Issuer and the Indenture Trustee.

                  "MAXIMUM AUCTION RATE" means, with respect to the Auction Rate Notes, (i) for Auction Periods of 34 days or less, either (A) the greater of (1) One-Month LIBOR plus 0.60% or (2) the Federal Funds Rate plus 0.60% (if both ratings assigned by the Rating Agencies to the Auction Rate Notes are "Aa3" or "AA-" or better) or (B) One-Month LIBOR plus 1.50% (if any one of the ratings assigned by the Rating Agencies to the Auction Rate Notes is less than "Aa3" or "AA-") or (ii) for Auction Periods of greater than or equal to 35 days, either
(A) the greater of One-Month LIBOR or Three-Month LIBOR, plus in either case, 0.60% (if both of the ratings assigned by the Rating Agencies to the Auction Rate Notes are "Aa3" or "AA-" or better) or (B) the greater of One-Month LIBOR or Three-Month LIBOR, plus in either case, 1.50% (if any one of the ratings assigned by the Rating Agencies to the Auction Rate Notes is less than "Aa3" or "AA-"). For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the Auction Agent Agreement.

                  "NET LOAN RATE" means, for any Interest Period, the weighted average Effective Interest Rate for the Collection Period immediately preceding such Interest Period less 1.60%.

                  "NINETY-ONE DAY UNITED STATES TREASURY BILL RATE" means that rate of interest per annum equal to the Bond Equivalent Yield - 91-Day T-Bill on the 91-Day United States Treasury Bills sold at the last auction thereof that immediately precedes the Class Rate Adjustment Date for the Class of Series 199_-_ Notes to which the Net Loan Rate applies.

                  "NON-PAYMENT RATE" means One-Month LIBOR plus 1.50%.

                  "NOTEHOLDERS' AUCTION RATE INTEREST CARRYOVER" means, as to any Class of Auction Rate Notes, with respect to any Interest Period for which the Class Interest Rate for such Interest Period is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable Auction Rate over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR); PROVIDED, HOWEVER, that, with respect to any Class of Auction Rate Notes, on the related Final Maturity Date, the portion of the Noteholders' Auction Rate Interest Carryover allocable to such Class of Notes will be equal to the lesser of (i) the portion allocable to such Class of Notes of the Noteholders' Auction Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to such Class of Notes on such date pursuant to Sections 5.5(e)(iv) and 5.6(b)(B) of the Second Supplemental Sale and Servicing Agreement.

                  "NOTEHOLDERS' INTEREST CARRYOVER" means, as to any Class of Series 199_-_ Notes, the related Noteholders' Auction Rate Interest
Carryover or Noteholders' LIBOR Rate Interest Carryover, as applicable.

                   "NOTEHOLDERS' LIBOR RATE INTEREST CARRYOVER" means, as to any Class of LIBOR Rate Notes, with respect to any Interest Period for which the Class Interest Rate for such Interest Period is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable One-Month LIBOR over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR); provided, however, that, with respect to any Class of LIBOR Rate Notes, on the related Final Maturity Date, the portion of the Noteholders' LIBOR Rate Interest Carryover allocable to such Class of Notes will be equal to the lesser of (i) the Noteholders' LIBOR Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to such Class of Notes on such date pursuant to Sections 5.5(e)(iv) and 5.6(b)(B) of the Second Supplemental Sale and Servicing Agreement.

                  "NOTE DISTRIBUTION DATE" means (i) with respect to the LIBOR Rate Notes, the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day), commencing April 1996, and (ii) with respect to the Auction Rate Notes, (A) with respect to distributions of interest, the first Business Day following the expiration of each Interest Period for such Auction Rate Notes, commencing [April 23, 1996] and (B) with respect to distributions of principal, the first Business Day following the expiration of the first Interest Period for such Class of Auction Rate Notes ending in each month, commencing [April 1996].

                  "NOTE SURETY BOND" means each surety bond issued by the Surety Provider in favor of the Eligible Lender Trustee for the benefit of the holders of the related Class of Series 199_-_ Notes.

                  "NOTICE OF FEE RATE CHANGE" means a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit E to the Auction Agent Agreement.

                  "ONE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Auction Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Auction Agent, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Interest Period will be One-Month LIBOR in effect for the previous Interest Period.

                  "ORDER" has the meaning set forth in Section 2.5.1(a)(i) hereof.

                  "PAYMENT DEFAULT" means, with respect to any Class of Series 199_-_ Notes, a default in the due and punctual payment of any Noteholders' Interest Distribution Amount or Noteholders' Principal Distribution Amount on the related Note Distribution Date or Final
Maturity Date, as applicable.

                  "PERCENTAGE INTEREST" means, with respect to a Class of LIBOR Rate Notes, the portion of such Class held by a Note Owner, expressed as a percentage, the numerator of which is the original denomination represented by such Note and the denominator of which is the original aggregate principal amount of such Class of LIBOR Rate Notes as set forth in Section 2.1 hereof.

                  "POTENTIAL NOTEHOLDER" means any Person (including an Existing Noteholder that is (i) a Broker-Dealer when dealing with the Auction Agent and
(ii) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Noteholder thereof, an additional principal amount of Auction Rate Notes).

                  "PREMIUM," means (i) with respect to any Financed Student Loan conveyed on the Closing Date, an amount equal to 1.47% of the par amount of such Financed Student Loan as of the Cut-off Date and (ii) with respect to any Additional Financed Student Loan conveyed during the Funding Period, an amount equal to 1.47% of the par amount of such Additional Financed Student Loan as of the related Subsequent Cut-off Date.

                  "RECORD DATE" means, with respect to a Class of the Series 199_-_ Notes, the close of business on the second Business Day immediately preceding the related Note Distribution Date.

                  "REFERENCE BANK" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator or The Money Store Inc. and (iii) having an established place of business in London.

                  "REMARKETING AGENT" means a remarketing agent designated under a Remarketing Agreement.

                  "REMARKETING AGREEMENT" means any remarketing agreement hereafter entered into by the Issuer and a remarketing agent with respect to the Auction Rate Notes, as originally executed and as from time to time amended or supplemented in accordance with the terms thereof.

                  "SELL ORDER" has the meaning set forth in Section 2.5.1(a)(i) hereof.

                  "SUBMISSION DEADLINE" means 12:30 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "SUBMITTED BID" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "SUBMITTED HOLD ORDER" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "SUBMITTED ORDER" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "SUBMITTED SELL ORDER" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "SUBSTITUTE AUCTION AGENT" means the Person with whom the Indenture Trustee enters into a Substitute Auction Agent Agreement.

                  "SUBSTITUTE AUCTION AGENT AGREEMENT" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by
Section 2.5.5 of this _____ Terms Supplement agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this _____ Terms Supplement.

                  "SUFFICIENT BIDS" has the meaning set forth in Section 2.5.1(c)(i) hereof.

                  "TELERATE PAGE 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "_____ TERMS SUPPLEMENT" means this _____ Terms Supplement, as from time to time amended or supplemented.

                  "THREE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Three-Month Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Three Month Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Auction Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Auction Agent, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Three Month Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

                                  ARTICLE II.

                     AUTHORIZATION, TERMS AND ISSUANCE

                  SECTION 2.1. AUTHORIZATION OF SERIES 199_-_ NOTES. There is hereby authorized the borrowing of funds, and to evidence such borrowing there are hereby authorized two Classes of Series 199_-_ Notes (collectively, the "Series 199_-_ Notes"), designated (i) the "[Trust 199_-_] Asset-Backed Notes, Series 199_-_, Class A-_" (the "Class A-_ Notes") in the aggregate principal amount of $___________ and (ii) the "ClassNotes Trust 1995-I Asset-Backed Notes, Series 199_- _, Class A-_" (the "Class A-_ Notes") in the aggregate principal amount of $51,000,000.

                  SECTION 2.2. PURPOSES. The Series 199_-_ Notes are authorized to finance the acquisition by the Issuer of Financed
Student Loans, and to make deposits to the Trust Accounts required hereby.

                  SECTION 2.3. TERMS OF SERIES 199_-_ NOTES GENERALLY. The Series 199_-_ Notes shall be issued in fully registered form, in substantially the form set forth in Exhibit A-1 hereof (with respect to the Auction Rate Notes) and Exhibit A-2 hereof (with respect to the LIBOR Rate Notes), in each case with such variations, omissions and insertions as may be required by the circumstances, as may be required or permitted by the Master Indenture and this _____ Terms Supplement, or be consistent with the Master Indenture and this
_____ Terms Supplement and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

                  The Series 199_-_ Notes may be issued only in Authorized Denominations. The Series 199_-_ Notes shall be dated as of the Closing Date. Each Class of Notes shall mature on its Final Maturity Date. Each Class of Series 199_-_ Notes shall be numbered consecutively from 1 upwards with the prefix A-[Class Designation]- preceding each number. The Series 199_-_ Notes shall be issued to a Securities Depository for use in a Book-Entry System in accordance with the provisions of Section 2.13 of the Indenture.

                  Interest on each Series 199_-_ Note shall accrue on the Outstanding Amount of such Series 199_-_ Note until such Series 199_-_ Note has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the initial date thereof or the most recent Note Distribution Date to which interest has been paid or duly provided for. Each Series 199_-_ Note shall bear interest at an interest rate determined in accordance with the provisions and subject to the limitations set forth herein, and interest on a Class of the Series 199_-_ Notes shall be paid for the related Class Initial Period and each Class Interest Period for such Class thereafter on each Note Distribution Date for such Class and on each date of payment of principal thereof to the extent of interest accrued on the principal then being paid.

                  Principal will be paid to the then Outstanding Class of Series 199_-_ Notes with the earliest Final Maturity Date on each Note Distribution Date for such Class in an amount equal to the Noteholder's Principal Distribution Amount on such Note Distribution Date; provided, however, that if any Class of a Series of Notes issued previously or hereafter has an earlier Final Maturity Date than any Class of Series 199_-_ Notes, principal will be paid to each such Class of previously or subsequently issued Notes with an earlier Final Maturity Date prior to the Class or Classes of Series 199_-_ Notes with a later Final Maturity Date.

                  SECTION 2.4. SERIES 199_-_ NOTES. The Initial Rate Adjustment Date for each Class of Notes shall be the Class Initial Rate Adjustment Date.

                  During the related Class Initial Period, each Class of Series 199_-_ Notes shall bear interest at the Class Initial Rate for such Class. Thereafter, (i) the Class A-_ Notes shall bear interest during each applicable Interest Period at a Class Interest Rate equal to the lesser of (A) One-Month LIBOR plus 0.17% and (B) the Net Loan Rate, and (ii) except with respect to an Auction Period Adjustment, the Class A-_ Notes shall bear interest at a Class Interest Rate based on a 28-day Auction Period, as determined pursuant to this
Section 2.4 and Section 2.5 hereof.

                  For each Class of the Series 199_-_ Notes during the Class Initial Period for such Class and each Interest Period thereafter, interest at the Class Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                  The Class Interest Rate to be borne by each Class of Auction Rate Notes after such Class Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as herein described. Each such Auction Period shall commence on and include the first day following the expiration of the immediately preceding Auction Period and terminate on and include the second business day of the fourth following week; provided, however, that in the case of the Auction Period that immediately follows the Class Initial Period for a Class of Auction Rate Notes, such Auction Period shall commence on the Class Initial Rate Adjustment Date for such Class. The Class Interest Rate on each Class of Auction Rate Notes for each Auction Period shall be the lesser of the (i) Net Loan Rate in effect for such Auction Period and
(ii) the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.5.1 hereof; provided that if, on any Class Rate Determination Date relating to a Class of Auction Rate Notes, an Auction is not held for any reason, then the Class Interest Rate on such Class of Auction Rate Notes for the next succeeding Auction Period shall be the Net Loan Rate.

                  Notwithstanding the foregoing:

                  (a) if the ownership of a Class of Auction Rate Notes is no longer maintained in Book-Entry Form, the Class Interest Rate on such Class of Auction Rate Notes for any Class Interest Period commencing after the delivery of certificates representing the Notes of such Class pursuant to Section 2.15 of the Master Indenture shall equal the lesser of (i) the Maximum Auction Rate and
(ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Class Interest Period; or

                  (b) if an Event of Default shall have occurred, the Class Interest Rate on each Class of the Series 199_-_ Notes for the Class Interest Period for such Class commencing on or immediately after such Event of Default, and for each Class Interest Period thereafter, to and including the Class Interest Period, if any, during which, or commencing less than two Business Days after, such Event of Default is cured in accordance with this _____ Terms Supplement, shall equal the Non-Payment Rate on the first day of each such Class Interest Period.

                  In accordance with Section 2.5.1(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Indenture Trustee, the Eligible Lender Trustee and the Surety Provider of each Class Interest Rate (unless the Class Interest Rate is the Non-Payment Rate) and either the Auction Rate or the Net Loan Rate, as the case may be, when such rate is not the Class Interest Rate, applicable to each Class of Auction Rate Notes. The Indenture Trustee shall notify the related Noteholders of the Class Interest Rate applicable to such Class of Notes for each Auction Period on the second Business Day of such Auction Period.

                  In the event that the day on which an Auction Period for a Class of Auction Rate Notes would otherwise be scheduled to expire is not a Business Day, the expiration date and Note Distribution Date for such Auction Period then in effect, if applicable, and the Class Rate Determination Date and commencement date for the immediately following Class Interest Period for such Class of Auction Rate Notes shall be the next succeeding Business Day.

                  Notwithstanding any other provision of the Auction Rate Notes or this _____ Terms Supplement and except for the occurrence of an Event of Default, interest payable on each Class of Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the Net Loan Rate (subject to the Class Interest Rate Limitation) in effect for such Auction Period.

                  If the Auction Rate for a Class of Auction Rate Notes or the LIBOR Rate for a Class LIBOR Rate Notes is greater than the Net Loan Rate, then the Class Interest Rate applicable to such Class of Series 199_-_ Notes for that Class Interest Period will be the Net Loan Rate. If the Class Interest Rate applicable to such Class of Series 199_-_ Notes for any Class Interest Period is the Net Loan Rate, the Indenture Trustee shall determine the Noteholders' Interest Carryover, if any, with respect to such Class of Series 199_-_ Notes for such Class Interest Period. Such determination of the Noteholders' Interest Carryover shall be made separately for each Class of Series 199_-_ Notes. Such Noteholders' Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Indenture Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Indenture Trustee shall not have received such notice from the Auction Agent, then as determined by the Indenture Trustee) from the Note Distribution Date for the Class Interest Period with respect to which such Noteholders' Interest Carryover was calculated, until paid. For purposes of this _____ Terms Supplement, any reference to "principal" or "interest" herein shall not include within the meaning of such words Noteholders' Interest Carryover or any interest accrued on any such Noteholders' Interest Carryover. Such Noteholders' Interest Carryover shall be separately calculated for each Series 199_-_ Note of such Class by the Indenture Trustee during such Class Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Noteholders' Interest Carryover as required in the next succeeding sentence. On the Note Distribution Date for a Class Interest Period with respect to which such Noteholders' Interest Carryover for a Class of Series 199_-_ Notes has been calculated by the Indenture Trustee, the Indenture Trustee shall give written notice to each Noteholder of the applicable Class of the Noteholders' Interest Carryover applicable to each Noteholder's Series 199_-_ Note of such Class, which written notice may be included in any other written statement sent by the Indenture Trustee to such Noteholders, and shall be mailed on such Note Distribution Date by first-class mail, postage prepaid, to each such Noteholder at such Noteholder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Noteholders' Interest Carryover, that, unless and until the Final Maturity Date for such Class of Series 199_-_ Notes has occurred (after which all accrued Noteholders' Interest Carryover (and all accrued interest thereon) that remains unpaid shall be canceled and no Noteholders' Interest Carryover (and interest accrued thereon) shall be paid with respect to a Series 199_-_ Note of such Class), (i) the Noteholders' Interest Carryover (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee on a Series 199_-_ Note of such Class on the first occurring Note Distribution Date for such Class for a subsequent Class Interest Period if and to the extent that
(1) during such Class Interest Period no additional Noteholders' Interest Carryover is accruing on such Class of Series 199_-_ Notes and (2) moneys are available pursuant to the terms of this _____ Terms Supplement and the applicable Sale and Servicing Agreement in an amount sufficient to pay all or a portion of such Noteholders' Interest Carryover and (ii) interest shall accrue on the Noteholders' Interest Carryover at a rate equal to One-Month LIBOR until such Noteholders' Interest Carryover is paid in full or the related Final Maturity Date occurs.

                  The Noteholders' Interest Carryover for a Class of Series 199_-_ Notes shall be paid by the Indenture Trustee on Outstanding Series 199_-_ Notes of such Class on the Note Distribution Date for such Class following the first occurring Note Distribution Date for a subsequent Class Interest Period if and to the extent that (i) during such Class Interest Period no additional Noteholders' Interest Carryover is accruing on such Class of Series 199_-_ Notes and (ii) moneys are available pursuant to the terms of this _____ Terms Supplement and the applicable Sale and Servicing Agreement in an amount sufficient to pay all or a portion of such Noteholders' Auction Rate Interest Carryover. Any Noteholders' Interest Carryover (and any interest accrued thereon) on any Series 199_-_ Note which is due and payable on the related Final Maturity Date shall be paid to the Noteholder thereof on said Final Maturity Date to the extent that moneys are available therefor in accordance with the provisions of this _____ Terms Supplement and the applicable Sale and Servicing Agreement; provided, however, that any Noteholders' Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Final Maturity Date shall be canceled with respect to said Series 199_-_ Notes on said Final Maturity Date. To the extent that any portion of the Noteholders' Interest Carryover for a Class of Series 199_-_ Notes remains unpaid after payment of a portion thereof, such unpaid portion of the Noteholders' Interest Carryover shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the next occurring Note Distribution Date or Dates, as necessary, for a subsequent Class Interest Period or Periods for such Class, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Note Distribution Date on which the Indenture Trustee pays only a portion of the Noteholders' Interest Carryover on an Series 199_-_ Note of such Class, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Series 199_-_ Note receiving such partial payment of the Noteholders' Interest Carryover remaining unpaid on such Series 199_-_ Note.

                  The Note Distribution Date in such subsequent Class Interest Period on which such Noteholders' Interest Carryover for a Class of Series 199_-_ Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph, and the Indenture Trustee shall make payment of the Noteholders' Interest Carryover in the same manner as, and from the same Account from which, it pays interest on the Series 199_-_ Notes on a Note Distribution Date.

                 In the event that the Auction Agent no longer determines, or fails to determine, when required, the Class Interest Rate with respect to a Class of Series 199_-_ Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable by a court of competent jurisdiction, the Class Interest Rate for the next succeeding Class Interest Period for such Class of Series 199_-_ Notes shall be the Net Loan Rate as determined by the Administrator (which is responsible for notifying the Auction Agent of such Net Loan Rate), for such next succeeding Interest Period.

                  SECTION 2.5.  CLASS INTEREST RATE.

                  SECTION 2.5.1. DETERMINING THE CLASS INTEREST RATE FOR SERIES 199_-_ NOTES.

                  By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

                  So long as the ownership of a Class of Auction Rate Notes is maintained in Book-Entry Form, an Existing Noteholder may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Noteholder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

                      (a)      (i)     Prior to the Submission Deadline on each
Auction Date relating to a Class of the Auction Rate Notes:

                           (A) each Existing Noteholder of the applicable Class of Auction Rate Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                                    (1) the principal amount of Outstanding
                  Auction Rate Notes of such Class, if any, owned by such Existing Noteholder which such Existing Noteholder desires to continue to own without regard to the Class Interest Rate for the next succeeding Auction Period;

                                    (2) the principal amount of Outstanding
                  Auction Rate Notes of such Class, if any, which such Existing Noteholder offers to sell if the Class Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Noteholder; and/or

                                    (3) the principal amount of Outstanding
                  Auction Rate Notes of such Class, if any, owned by such Existing Noteholder which such Existing Noteholder offers to sell without regard to the Class Interest Rate for the next succeeding Auction Period;

                           and

                           (B) one or more Broker-Dealers may contact Potential Noteholders to determine the principal amount of Auction Rate Notes of such Class which each Potential Noteholder offers to purchase, if the Class Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Noteholder.

          The statement of an Existing Noteholder or a Potential Noteholder referred to in (A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Noteholder and each Potential Noteholder placing an Order is herein referred to as a "Bidder"; an Order described in clause (A)(1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is herein referred to as a "Bid"; and an Order described in clause
(A)(3) is herein referred to as a "Sell Order."

                         (ii)    (A)      Subject to the provisions of Section
         2.5.1(b) hereof, a Bid by an Existing Noteholder shall constitute an irrevocable offer to sell:

                                    (1)      the principal amount of
                  Outstanding Auction Rate Notes specified in such Bid if the Class Interest Rate determined as provided in this Section
                  2.5.1 shall be less than the rate specified therein; or

                                    (2)      such principal amount, or a lesser
                  principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.5. 1(d)(i)(D) hereof, if the Class Interest Rate determined as provided in this Section
                  2.5.1 shall be equal to the rate specified therein; or

                                    (3)      such principal amount, or a lesser
                  principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.5.1(d)(ii)(C) hereof, if the rate specified therein shall be higher than the Class Interest Rate and Sufficient Bids have not been made.

                                    (B)     Subject to the provisions of Section
         2.5.1(b) hereof, a Sell Order by an Existing Noteholder shall constitute an irrevocable offer to sell:

                                   (1)      the principal amount of
                Outstanding Auction Rate Notes specified in such Sell Order; or

                                   (2)      such principal amount, or a lesser
                  principal amount of Outstanding Auction Rate Notes set forth in Section 2.5.1(d)(ii)(C) hereof, if Sufficient Bids have not been made.

                                    (C)     Subject to the provisions of Section
         2.5.1(b) hereof, a Bid by a Potential Noteholder shall constitute an irrevocable offer to purchase:

                                   (1)      the principal amount of
                  Outstanding Auction Rate Notes specified in such Bid if the Class Interest Rate determined as provided in this Section
                  2.5.1 shall be higher than the rate specified in such Bid; or

                                   (2)      such principal amount, or a lesser
                  principal amount of Outstanding Auction Rate Notes set forth in Section 2.5.1(d)(i)(E) hereof, if the Class Interest Rate determined as provided in this Section 2.5.1 shall be equal to the rate specified in such Bid.

                   (b)      (i)     Each Broker-Dealer shall submit in writing
to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                            (A)     the name of the Bidder placing such Order;

                            (B) the aggregate principal amount and Class of Auction Rate Notes that are the subject of such Order;

                            (C)     to the extent that such Bidder is an
         Existing Noteholder:

                                     (1)      the principal amount and Class of
                           Auction Rate Notes, if any, subject to any Hold Order placed by such Existing Noteholder;

                                     (2) the principal amount and Class
                           of Auction Rate Notes, if any, subject to any Bid placed by such Existing Noteholder and the rate specified in such Bid; and

                                     (3)      the principal amount and Class of
                           Auction Rate Notes, if any, subject to any Sell Order placed by such Existing Noteholder;

                           and

                               (D) to the extent such Bidder is a Potential Noteholder, the rate specified in such Potential Noteholder's Bid.

                             (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth (.001) of one percent.

                            (iii)    If an Order or Orders covering all
         Outstanding Auction Rate Notes of the applicable Class owned by an Existing Noteholder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Noteholder covering the principal amount of Outstanding Auction Rate Notes of such Class owned by such Existing Noteholder and not subject to an Order submitted to the Auction Agent.

                             (iv) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Noteholder or Potential Noteholder.

                           (v) If any Existing Noteholder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of the Class of Outstanding Auction Rate Notes owned by such Existing Noteholder, such Orders shall be considered valid as follows and in the following order of priority:

                         (A) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of the Class of Outstanding Auction Rate Notes owned by such Existing Noteholder, and if the aggregate principal amount of the Class of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of the Class of Auction Rate Notes owned by such Existing Noteholder, the aggregate principal amount of the Class of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of the Class of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of the Class of Outstanding Auction Rate Notes owned by such Existing Noteholder.

                         (B) (1) any Bid shall be considered valid up to an amount equal to the excess of the principal amount of the Class of Outstanding Auction Rate Notes owned by such Existing Noteholder over the aggregate principal amount of the Class of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph
          (v);

                         (2) subject to subclause (1) of this clause (B), if
               more than one Bid with the same rate is submitted on behalf of such Existing Noteholder and the aggregate principal amount of the Class of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                         (3) subject to subclauses (1) and (2) of this clause
               (B), if more than one Bid with different rates are submitted on behalf of such Existing Noteholder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                         (4) in any such event, the amount of the Class of
               Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Noteholder at the rate therein specified; and

                         (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of the Class of Outstanding Auction Rate Notes owned by such Existing Noteholder over the aggregate principal amount of the Class of Auction Rate Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph (v).

                         (vi) If more than one Bid for a Class of Auction Rate Notes is submitted on behalf of any Potential Noteholder, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                         (vii) An Existing Noteholder of a Class of Auction Rate Notes that offers to purchase additional Class A-_ Notes is, for purposes of such offer, treated as a Potential Noteholder.

                         (viii) Any Bid or Sell Order submitted by an Existing Noteholder covering an aggregate principal amount of a Class of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Noteholder covering an aggregate principal amount of a Class of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                         (ix) Any Bid specifying a rate higher than the Maximum Auction Rate will (a) be treated as a Sell Order if submitted by an Existing Noteholder and (b) not be accepted if submitted by a Potential Noteholder.

                         (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent at the Submission Deadline on any Auction Date shall be irrevocable.

               (c) (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the applicable Class of Auction Rate
Notes:

                    (A) the excess of the total principal amount of Outstanding Auction Rate Notes of such Class over the sum of the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes" of such Class), and

                    (B) from the Submitted Orders whether:

                    (1) the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to Submitted Bids by Potential Noteholders specifying one or more rates equal to or lower than the Maximum Auction Rate;

         exceeds or is equal to the sum of:

                    (2) the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to Submitted Bids by Existing Noteholders specifying one or more rates higher than the Maximum Auction Rate; and

                    (3) the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to submitted Sell Orders;

         (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes of such Class are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Bids"); and

                    (C) if Sufficient Bids exist, the "Bid Auction Rate", which shall be the lowest rate specified in such Submitted Bids such that if:

                    (1) (x) each Submitted Bid from Existing Noteholders
               specifying such lowest rate and (y) all other Submitted Bids from Existing Noteholders specifying lower rates were rejected, thus entitling such Existing Noteholders to continue to own the principal amount of Auction Rate Notes of such Class subject to such Submitted Bids; and

                    (2) (x) each such Submitted Bid from Potential Noteholders specifying such lowest rate and (y) all other Submitted Bids from Potential Noteholders specifying lower rates were accepted;

           the result would be that such Existing Noteholders described in subclause (1) above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes of the applicable Class which, when added to the aggregate principal amount of Outstanding Auction Rate Notes of such Class to be purchased by such Potential Noteholders described in subclause (2) above, would equal not less than the Available Auction Rate Notes of such Class.

                    (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 2.5.1(c)(i) hereof, the Auction Agent shall advise the Indenture Trustee of the Net Loan Rate, the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Class Interest Period for such Class of Auction Rate Notes as follows:

                    (A) if Sufficient Bids exist, that the Auction Rate for the next succeeding Class Interest Period for such Class shall be equal to the Bid Auction Rate so determined;

                    (B) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Notes of such Class are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Class Interest Period shall be equal to the Maximum Auction Rate; or

                    (C) if all Outstanding Auction Rate Notes of such Class are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Class Interest Period shall be equal to the All Hold Rate.

                    (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the applicable Class Interest Rate, which rate shall be the lesser of (a) the Auction Rate and (b) the Net Loan Rate; provided, however, that in no event shall the Class Interest Rate exceed the Class Interest Rate Limitation.

          (d) Existing Noteholders shall continue to own the principal amount of Auction Rate Notes of such Class that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Class Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

          If the Net Loan Rate is less than the Auction Rate, the Net Loan Rate will be the Class Interest Rate. If the Auction Rate and the Net Loan Rate are both greater than the Class Interest Rate Limitation, the Class Interest Rate shall be equal to the Class Interest Rate Limitation. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes of such Class are subject to Submitted Hold Orders), the Class Interest Rate will be the lesser of the Maximum Auction Rate and the Net Loan Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (ii).

               (i) if Sufficient Bids have been made and the Net Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Class Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs
          (iv) and (v) of this Section 2.5.1(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

               (A) Existing Noteholders' Submitted Bids specifying any rate that is higher than the Class Interest Rate shall be accepted, thus requiring each such Existing Noteholder to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

               (B) Existing Noteholders' Submitted Bids specifying any rate that is lower than the Class Interest Rate shall be rejected, thus entitling each such Existing Noteholder to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

               (C) Potential Noteholders' Submitted Bids specifying any rate that is lower than the Class Interest Rate shall be accepted;

               (D) Each Existing Noteholders' Submitted Bid specifying a rate that is equal to the Class Interest Rate shall be rejected, thus entitling such Existing Noteholder to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes of the applicable Class (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes of such Class over the aggregate principal amount of Auction Rate Notes of such Class subject to Submitted Bids described in clauses (B) and (C) of this Section 2.5.1(d)(i), in which event such Submitted Bid of such Existing Noteholder shall be rejected in part, and such Existing Noteholder shall be entitled to continue to own the principal amount of such Class of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes of such Class obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes of such Class owned by such Existing Noteholder subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes of such Class subject to such Submitted Bids made by all such Existing Noteholders that specified a rate equal to the Class Interest Rate; and

               (E) Each Potential Noteholder's Submitted Bid specifying a rate that is equal to the Class Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes of the applicable Class obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes of such Class over the aggregate principal amount of Auction Rate Notes of such Class subject to Submitted Bids described in clauses (B), (C) and
          (D) of this Section 2.5.1(d)(i) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes of such Class subject to Submitted Bids made by all such Potential Noteholders that specified a rate equal to the Class Interest Rate.

               (ii) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Notes of the applicable Class are subject to submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Class Interest Rate shall be the Net Loan Rate), or if the Class Interest Rate Limitation applies, subject to the provisions of Section 2.5.1(d)(iv) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

               (A) Existing Noteholders' Submitted Bids specifying any rate that is equal to or lower than the Class Interest Rate shall be rejected, thus entitling such Existing Noteholders to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

               (B) Potential Noteholders' Submitted Bids specifying (1) any rate that is equal to or lower than the Class Interest Rate shall be accepted and (2) any rate that is higher than the Class Interest Rate shall be rejected; and

               (C) each Existing Noteholder's Submitted Bid specifying any rate that is higher than the Class Interest Rate and the Submitted Sell Order of each Existing Noteholder shall be accepted, thus entitling each Existing Noteholder that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes of the applicable Class obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (B) of this Section 2.5.1(d)(ii) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes of such Class owned by such Existing Noteholder subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes of such Class subject to all such Submitted Bids and Submitted Sell Orders.

               (iii) If all Outstanding Auction Rate Notes of such Class are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

               (iv) If, as a result of the procedures described in paragraph (i) or (ii) of this Section 2.5.1(d), any Existing Noteholder would be entitled or required to sell, or any Potential Noteholder would be entitled or required to purchase, a principal amount of Auction Rate Notes of the applicable Class that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Noteholder or Potential Noteholder so that the principal amount of Auction Rate Notes purchased or sold by each Existing Noteholder or Potential Noteholder shall be equal to an Authorized Denomination or an integral multiple of $50,000 in excess thereof.

               (v) If, as a result of the procedures described in paragraph (ii) of this Section 2.5.1(d), any Potential Noteholder would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes of the applicable Class, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes of such Class for purchase among Potential Noteholders so that only Auction Rate Notes of such Class in Authorized Denominations or integral multiples of $50,000 in excess thereof are purchased by any Potential Noteholder, even if such allocation results in one or more of such Potential Noteholders not purchasing any Auction Rate Notes of such Class.

          (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes of the applicable Class to be purchased and the aggregate principal amount of Auction Rate Notes of the applicable Class to be sold by Potential Noteholders and Existing Noteholders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes of the applicable Class to be sold differs from such aggregate principal amount of Auction Rate Notes of the applicable Class to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes of the applicable Class.

          (f) On each Class Rate Determination Date relating to the LIBOR Rate Notes, the Indenture Trustee (or the Auction Agent on its behalf) shall determine One-Month LIBOR and the applicable Class Interest Rate and shall promptly give written notice thereof to the Issuer.

          (g) Any calculation by the Auction Agent, the Master Servicer or the Indenture Trustee, as applicable, of the Class Interest Rate, One-Month LIBOR, Three-Month LIBOR, the Maximum Auction Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

          SECTION 2.5.2. PAYMENT DEFAULTS; AUCTION AGENT FEES AND EXPENSES.

          (a) The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding a Note Distribution Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit B attached hereto to the Auction Agent, the Eligible Lender Trustee and the Surety Provider by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit C attached hereto to the Auction Agent, the Eligible Lender Trustee and the Surety Provider by telecopy or similar means.

          (b) Not later than 2:00 p.m., eastern time, on the first Note Distribution Date for any Class of Notes occurring in each month, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Expense Account an amount equal to the Auction Agent Fee (which shall include the Broker-Dealer Fee) as calculated in the Auction Agent Agreement. TMSI shall from time to time at the request of the Auction Agent reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement.

          SECTION 2.5.3. CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET LOAN RATE, ONE-MONTH LIBOR, THREE-MONTH LIBOR AND NON-PAYMENT RATE. The Administrator shall calculate the Net Loan Rate and inform the Auction Agent thereof in writing no later than the Business Day preceding each Auction Date. The Auction Agent shall calculate the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, on each Auction Date and shall notify the Indenture Trustee, the Eligible Lender Trustee and the Broker-Dealers of the Net Loan Rate, the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, as provided in the Auction Agent Agreement. If the ownership of the Auction Rate Notes is no longer maintained in Book-Entry Form by the Securities Depository, the Indenture Trustee shall calculate the Maximum Auction Rate, and the Master Servicer will report to the Indenture Trustee in writing the Net Loan Rate, on the Business Day immediately preceding the first day of each Class Interest period commencing after the delivery of certificates representing the Auction Rate Notes pursuant to Section 2.15 of the Master Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Class Rate Determination Date for (i) each Class Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Class Interest Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each Class Interest Period other than the first Class Interest Period; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-Entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each such Class Interest Period. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of One-Month LIBOR or Three-Month LIBOR, as applicable, shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee and the Eligible Lender Trustee of One-Month LIBOR or Three-Month LIBOR, as applicable.

          SECTION 2.5.4. NOTIFICATION OF RATES, AMOUNTS AND NOTE DISTRIBUTION DATES.

          (a) [Reserved]

          (b) Promptly after the Closing Date and after the beginning of each subsequent Class Interest Period relating to each Class of Auction Rate Notes, and in any event at least 10 days prior to any Note Distribution Date relating to a Class of Auction Rate Notes, the Indenture Trustee shall confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-Entry Form by the Securities Depository, (1) the date of such next Note Distribution Date relating to a Class of Auction Rate Notes and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.5.2(b) hereof.

          If any day scheduled to be a Note Distribution Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in the preceding sentence, the Indenture Trustee shall, not later than 9:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Note Distribution Date or the old Note Distribution Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-Entry Form by the Securities Depository.

          SECTION 2.5.5. AUCTION AGENT.

          (a) __________ is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will, and the Indenture Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with _____________, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee and the Market Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this _____ Terms Supplement by giving at least 90 days' notice to the Indenture Trustee, the Issuer, the Surety Provider and the Market Agent. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of the Surety Provider, or with the consent of the Surety Provider, the Noteholders of 66-2/3% of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Noteholders, by an instrument signed by the Surety Provider or such Noteholders or their attorneys and filed with the Auction Agent, the Issuer, the Market Agent and the Indenture Trustee upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer or the Market Agent, with the Trust's consent, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Indenture Trustee, the Issuer, the Surety Provider and the Market Agent in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

          (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee, at the direction of the Trust (after receipt of a certificate from the Market Agent confirming that any proposed Substitute Auction Agent meets the requirements described in the immediately preceding paragraph), shall use its best efforts to appoint a Substitute Auction Agent.

          (c) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted in good faith or for any error of judgment made by it in the performance of its duties under the Auction Agent Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

          (d) In the event of a change in the Auction Agent Fee Rate pursuant to
Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Indenture Trustee, the Surety Provider and the Eligible Lender Trustee in accordance with the Auction Agent Agreement.

          SECTION 2.5.6. BROKER-DEALERS.

          (a) The Auction Agent will enter into a Broker-Dealer Agreement with Smith Barney Inc., as the initial Broker-Dealer. An Authorized Officer of the Administrator may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee, the Surety Provider and the Auction Agent, provided, however that while Smith Barney Inc. is serving as a Broker-Dealer, Smith Barney Inc. shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

          (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Administrator, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

          SECTION 2.5.7. CHANGES IN AUCTION PERIOD OR PERIODS.

          (a) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, convert the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the Class Interest Rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless the Issuer shall have received the written consent of the Market Agent and the Surety Provider, which consents shall not be unreasonably withheld, not less than three days nor more than 20 days prior to the effective date of an Auction Period Adjustment. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Indenture Trustee, the Auction Agent, the Market Agent, the Surety Provider, the Rating Agencies and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit D to this _____ Terms Supplement at least 5 days prior to the Auction Date for such Auction Period.

          (b) Any such adjusted Auction Period shall not be less than 7 days nor more than 91 days. If any such adjusted Auction Period will be less than the number of days in the current Auction Period, the notice described above will be effective only if it is accompanied by a written statement of the Indenture Trustee, the Eligible Lender Trustee, the Auction Agent and the Securities Depository to the effect that they are capable of performing their duties, if any, under this _____ Terms Supplement, the Auction Agent Agreement and any Broker-Dealer Agreement with respect to such changed Auction Period.

          (c) An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., Eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit E to this _____ Terms Supplement, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the certificate of the Market Agent described above in subparagraph (a) above and, if applicable, the written statement of the Indenture Trustee, the Eligible Lender Trustee, the Auction Agent and the Securities Depository described in subparagraph (b) above and (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the Class Interest Rate for the applicable Class of Auction Rate Notes for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.5 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Class Interest Rate for the applicable Class of Auction Rate Notes for the next Auction Period shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

          In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

          SECTION 2.5.8. CHANGES IN THE AUCTION DATE. The Market Agent, with the written consent of an Authorized Officer of the Administrator, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.1 of this _____ Terms Supplement with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Class Interest Rate borne on a Class of Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer not less than three days nor more than 20 days prior to the effective date of such change together with a certificate demonstrating the need for change in reliance on such factors. Notwithstanding any adjustments to Auction Periods that have been initiated or effected pursuant to Section 2.5.7 hereof, the Market Agent shall specify Auction Periods such that a Note Distribution Date for each Class of Auction Rate Notes shall occur in the months of January, April, July and October, commencing January 1996. The Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, the Rating Agencies and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit F to this _____ Terms Supplement.

          In connection with any change described in this Section 2.5.8, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

          SECTION 2.6. ADDITIONAL PROVISIONS REGARDING THE CLASS INTEREST RATES ON THE SERIES 199_-_ NOTES. The determination of a Class Interest Rate by the Auction Agent, the Indenture Trustee or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Class of Series 199_-_ Notes to which such Class Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

          In no event shall the cumulative amount of interest paid or payable on a Class of Series 199_-_ Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Series 199_-_ Notes of such Class under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Series 199_-_ Notes of such Class or related documents) calculated from the date of issuance of the Series 199_-_ Notes of such Class through any subsequent day during the term of the Series 199_-_ Notes of such Class or otherwise prior to payment in full of the Series 199_-_ Notes of such Class exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Series 199_-_ Notes of such Class or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Series 199_-_ Notes of such Class, or if the acceleration of the maturity of the Series 199_-_ Notes of such Class results in payment to or receipt by the Noteholder or any former Noteholder of the Series 199_-_ Notes of such Class of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Series 199_-_ Notes of such Class or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Series 199_-_ Notes of such Class shall be credited on the principal balance of the Series 199_-_ Notes of such Class (or, if the Series 199_-_ Notes of such Class have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Series 199_-_ Notes of such Class and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Series 199_-_ Notes of such Class and under the related documents.

          SECTION 2.7. QUALIFICATIONS OF MARKET AGENT. The Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this _____ Terms Supplement. The Market Agent may resign and be discharged of the duties and obligations created by this _____ Terms Supplement by giving at least 30 days' notice to the Issuer and the Indenture Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Issuer, by an instrument signed by an Authorized Officer, filed with the Market Agent and the Indenture Trustee at least 30 days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent.

          In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent and the Issuer shall not have appointed its successor as Market Agent, the Indenture Trustee, notwithstanding the provisions of the first paragraph of this Section, shall be deemed to be the Market Agent for all purposes of this _____ Terms Supplement until the appointment by the Issuer of the successor Market Agent. Nothing in this Section shall be construed as conferring on the Indenture Trustee additional duties other than as set forth herein.


                                   ARTICLE III

                                  DISTRIBUTIONS

          Section 3.1 DISTRIBUTIONS OF INTEREST AND PRINCIPAL. The Indenture Trustee shall make distributions from and to the several Trust Accounts in the manner provided for in Section 5.5 of the Second Supplemental Sale and Servicing Agreement, as such Section may be amended from time to time.

          Section 3.2 SELECTION OF NOTES TO RECEIVE PAYMENTS OF PRINCIPAL. With respect to each Class of Auction Rate Notes entitled to receive payments of principal, the actual Notes of such Class that will receive payments of principal on each applicable Note Distribution Date will be selected no later than 15 days prior to the related Note Distribution Date by the Securities Depository, pursuant to the Note Depository Agreement entered into with respect to the Series 199_-_ Notes, by lot in such manner as the Securities Depository in its discretion may determine and which may provide for the selection for payment of principal in minimum denominations of $50,000, and integral multiples in excess thereof.

         With respect to each class of LIBOR Rate Notes entitled to receive payments of principal on a Note Distribution Date, the Noteholders' Principal Distribution Amount being distributed to such Class shall be distributed on a pro rata basis among the Note Owners of such Class as of the related Record Date based on the Percentage Interest represented by their respective LIBOR Rate Notes.

          Notice of the specific Notes to receive payments of principal is to be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than 15 days but no more than 30 days before the applicable Note Distribution Date at the address of the applicable Noteholder appearing on the registration books. Any defect in or failure to give such mailed notice shall not affect the validity of proceedings for the payment of any other Notes not affected by such failure or defect. All notices of payment are to state: (i) the applicable Note Distribution Date; (ii) the amount of principal to be paid, and
(iii) the Class of the Notes to be paid.

          The Indenture Trustee shall notify in writing, substantially in the form of Exhibit D to the Auction Agent Agreement, the Auction Agent when any notice of principal payment of Notes is sent to the Securities Depository not later than 11:00 a.m., on the date such notice is sent.


                                   ARTICLE IV

                                  MISCELLANEOUS

          SECTION 4.1. ISSUER FOR THIS _____ TERMS SUPPLEMENT. This _____ Terms Supplement is adopted pursuant to the provisions of the Master Indenture.

          SECTION 4.2. COUNTERPARTS. This _____ Terms Supplement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 4.3. INDENTURE CONSTITUTES A SECURITY AGREEMENT. This _____ Terms Supplement constitutes a security agreement for the purposes of the Uniform Commercial Code.

          SECTION 4.4. GOVERNING LAW. This _____ Terms Supplement shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 4.5. RATIFICATION OF MASTER INDENTURE. As supplemented by this _____ Terms Supplement and each previously executed Terms Supplement, the Master Indenture is in all respects ratified and confirmed, and the Master Indenture as so supplemented by this _____ Terms Supplement and each previously executed Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Master Indenture contained herein is solely for purposes of the Series 199_-_ Notes, and shall have no effect on any other Series of Notes issued pursuant to the Master Indenture. If any term of this _____ Terms Supplement conflicts with any term of the Master Indenture or any previously executed Terms Supplement, this _____ Terms Supplement shall control for purposes of the Series 199_-_ Notes. Notwithstanding the foregoing, the percentage set forth in clause (ii) of the definition of Specified Reserve Account Balance relating to each Series of Notes shall be ____________-%, or such other percentage as may be agreed to in writing by the Administrator and the Surety Provider. It is the express intention of the parties hereto that the Specified Reserve Account Balance shall be determined by reference to the aggregate outstanding principal balances of each Series of Notes and Certificates.

          IN WITNESS WHEREOF, the parties hereto have caused this _____ Terms Supplement to be duly executed as of the day and year first above written.

                                      [TRUST 199_-_]

                                      By:      ________________, not in its
                                               individual capacity
Attest:                                        but solely as Eligible

                                               Lender Trustee


By:___________________                By:
   Name:                                 Name:
   Title: Assistant Secretary            Title:  Senior Vice President



Attest: ______________, not in its individual capacity but solely as Indenture Trustee,


                                      By:

STATE OF NEW YORK,     )
                       )   ss.:
COUNTY OF NEW YORK,    )


          BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _____________ of _____________________, not in its individual capacity but solely as Eligible Lender Trustee of [TRUST 199_-_], a ______ trust, and that he executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ____, 199_.


                           -----------------------------
                            Notary Public in and for
                             the State of New York.


[SEAL]

My commission expires:

----------------------

STATE OF NEW YORK,     )
                       )   ss.:
COUNTY OF NEW YORK,    )


          BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ___________, a _________ banking corporation, and that she executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of _____, 199_.


                           -----------------------------
                            Notary Public in and for
                             the State of New York.


[SEAL]

My commission expires:

----------------------

                                   EXHIBIT A-1

                          [FORM OF AUCTION RATE NOTES]

                                 [TRUST 199_-_]
                               ASSET BACKED NOTES
                                  SERIES 199_-_

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.



No.  A-_-_                                                              $______


                  FINAL
                MATURITY             DATED             INTEREST
      CLASS       DATE                DATE              RATE              CUSIP

                                  auction rate
                                    as herein
                                    provided



                       REGISTERED NOTEHOLDER: CEDE & CO.

              PRINCIPAL AMOUNT: __________________________________

          [TRUST 199_-_], a _________ business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of ____________, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined in this Series 199_-_ Note, capitalized terms used in this Series 199_-_ Note shall have the respective meanings given to such terms in the Master Indenture dated as of _________, 199_, as supplemented by the _____ Terms Supplement dated as of ____, 199_, (the "_____ Terms Supplement" and, together, the "Indenture") between the Issuer and _______________, as Indenture Trustee.

          This Series 199_-_ Note is one of a duly authorized issue of notes of the Issuer designated as "[Trust 199_-_] Asset-Backed Notes, Series 199_-_" (herein referred to as the "Series 199_-_ Notes"), in the aggregate principal amount of $___________ issued under the Indenture. The Series 199_-_ Notes are issued to finance the acquisition and consolidation of Financed Student Loans, and to make certain deposits to the Pledged Accounts.

          The Indenture provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes on a parity with all Series of obligations issued or to be issued under the Indenture, for the purpose of providing additional funds for the acquisition and consolidation of Financed Student Loans (said additional notes, together with Series 199_-_ Notes, being collectively referred to herein as the "Notes").

          The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this Series 199_-_ Note, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Series 199_-_ Note, the registered owner hereof assents to all of the provisions of the Indenture.

          The unpaid principal amount hereof from time to time outstanding shall bear interest at a Class Interest Rate, as described below, payable on each applicable Note Distribution Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Class Interest Rate established pursuant to the _____ Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

          During the Class Initial Period, this Series 199_-_ Note shall bear interest at the Class Initial Rate for the Series 199_-_ Notes of this Class set forth in the _____ Terms Supplement. Thereafter until an Auction Period Adjustment, if any, this Series 199_-_ Note shall bear interest at a Class Interest Rate based on an Auction Period that shall, until adjusted pursuant to the _____ Terms Supplement, generally consist of __ days, all as determined in the _____ Terms Supplement.

          The Class Interest Rate to be borne by this Series 199_-_ Note after the Class Initial Period for each Auction Period, if any, or an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the _____ Terms Supplement.

          In no event shall the Class Interest Rate on this Series 199_-_ Note exceed 18.0% per annum.

          The Class Interest Period, including, without limitation, an Auction Period, the applicable Class Interest Rate, the method of determining the applicable Class Interest Rate on each of the Auction Rate Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Noteholders or Existing Noteholders of the Auction Rate Notes, an Auction Period Adjustment, a change in the Auction Date and the Note Distribution Dates will be determined in accordance with the terms, conditions and provisions of the _____ Terms Supplement and the Auction Agent Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

          If the Auction Rate for the Class A-_ Notes is greater than the Net Loan Rate, then the Class Interest Rate applicable to the Class A-_ Notes for that Class Interest Period will be the Net Loan Rate. If the Class Interest Rate applicable to the Class A-_ Notes for any Class Interest Period is the Net Loan Rate, the Indenture Trustee shall determine the Noteholders' Auction Rate Interest Carryover, if any, with respect to the Class A-_ Notes for such Class Interest Period. Such Noteholders' Auction Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Distribution Date for each Class Interest Period with respect to which such Noteholders' Auction Rate Interest Carryover was calculated until paid. For purposes of this Class A-_ Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Noteholders' Auction Rate Interest Carryover or any interest accrued on any such Noteholders' Auction Rate Interest Carryover. Such Noteholders' Auction Rate Interest Carryover shall be separately calculated for each Series 199_-_ Auction Rate Note by the Indenture Trustee during such Class Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Noteholders' Auction Rate Interest Carryover as required in the next succeeding sentence. On the Note Distribution Date for a Class Interest Period with respect to which such Noteholders' Auction Rate Interest Carryover has been calculated by the Indenture Trustee, the Indenture Trustee shall give written notice to each Noteholder of the Noteholders' Auction Rate Interest Carryover applicable to each Noteholder's Class A-_ Notes, which written notice may accompany the payment of interest by check made to each such Noteholder on such Note Distribution Date or otherwise shall be mailed on such Note Distribution Date by first class mail, postage prepaid, to each such Noteholder at such Noteholder's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Noteholders' Auction Rate Interest Carryover, that, unless and until the Final Maturity Date for such Class A-_ Note has occurred (after which no Noteholders' Auction Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a Class A-_
Note), (i) the Noteholders' Auction Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Indenture Trustee on a Class A-_ Note on the first occurring Note Distribution Date for a subsequent Class Interest Period if and to the extent that (1) during such Class Interest Period no additional Noteholders' Auction Rate Interest Carryover is accruing on the Class A-_ Notes and (2) moneys are available on such Note Distribution Date pursuant to the terms of the _____ Terms Supplement in an amount sufficient to pay all or a portion of such Noteholders' Auction Rate Interest Carryover and (ii) interest shall accrue on the Noteholders' Auction Rate Interest Carryover at a rate equal to One-Month LIBOR until such Noteholders' Auction Rate Interest Carryover is paid in full or the Final Maturity Date occurs.

          The Noteholders' Auction Rate Interest Carryover for the Class A-_ Notes shall be paid by the Indenture Trustee on Outstanding Class A-_ Notes on the first occurring Note Distribution Date for a subsequent Class Interest Period if and to the extent that (i) during such Class Interest Period, no additional Noteholders' Auction Rate Interest Carryover is accruing on the Class A-_ Notes and (ii) on such Note Distribution Date there are sufficient moneys available pursuant to the terms of the _____ Terms Supplement to pay all or a portion of the Noteholders' Auction Rate Interest Carryover due on the Class A-_ Notes on such Note Distribution Date. Any Noteholders' Auction Rate Interest Carryover (and any interest accrued thereon) on any Class A-_ Note which is due and payable on the related Final Maturity Date, shall be paid to the Noteholder thereof on said Final Maturity Date to the extent that moneys are available therefor in accordance with the _____ Terms Supplement; provided, however, that any Noteholders' Auction Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Final Maturity Date shall be canceled with respect to said Class A-_ Note on said Final Maturity Date. To the extent that any portion of the Noteholders' Auction Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Noteholders' Auction Rate Interest Carryover shall be paid in whole or in part until fully paid by the Indenture Trustee on the next occurring Note Distribution Date or Dates, as necessary, for a subsequent Class Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

          The Note Distribution Date in such subsequent Class Interest Period on which such Noteholders' Auction Rate Interest Carryover for the Class A-_ Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph, and the Indenture Trustee shall make payment of the Noteholders' Auction Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the Class A- _ Notes on a Note Distribution Date.

          The principal of and interest on the Class A-_ Notes and Noteholders' Auction Rate Interest Carryover on the Series Class A-_ Notes (and interest accrued thereon), if any, are special limited obligations of the Issuer, payable solely from certain revenues derived by the Issuer from certain assets of the Issuer, including certain notes evidencing Financed Student Loans. The Class A-_ Notes are not an indebtedness, a debt or a liability of Trans-World Insurance Company, The Money Store Inc. or Smith Barney Inc.

          Distributions of principal will be made to the Class of Notes with the earliest Final Maturity Date on the first Note Distribution Date for such Class occurring each month, commencing April 1996, in the manner described in the Second Supplemental Sale and Servicing Agreement. With respect to the Class A-_ Notes entitled to receive payments of principal, the actual Notes of such Class that will receive payments of principal on each applicable Note Distribution Date will be selected no later than 15 days prior to the related Note Distribution Date by the Indenture Trustee by lot in such manner as the Indenture Trustee in its discretion may determine and which may provide for the selection for payment of principal in minimum denominations of $50,000, and integral multiples in excess thereof.

          If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

          The Noteholder of this Class A-_ Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

          The transfer of this Class A-_ Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Class A-_ Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Class A-_ Note a new Class A-_ Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Class A-_ Note and bearing the same interest as this Class A-_ Note.

          In any case where the date fixed for the payment of principal of or interest on this Class A-_ Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

          It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this Class A-_ Note have happened, do exist and have been performed in due time, form and manner as required by law.

          This Class A-_ Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

          IN WITNESS WHEREOF, the Issuer has caused this Series 199_-_ Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of an Assistant Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                    [TRUST 199_-_]


                                    By:     __________________________,
                                            not in its individual capacity but
                                            solely as Eligible Lender Trustee


                                    By:


(SEAL)

Attest:

Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

          This Note is one of the Series 199_-_ Notes designated in and issued under the provisions of the within mentioned Indenture.

-------------------
New York, New York, as
Indenture Trustee



By:
    Authorized Representative


Date of Authentication:


-----------------------

                                   ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto , the within Note and irrevocably appoints , attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ___________                            ___________________________

NOTICE:  The signature to                      Signature Guaranteed:
this assignment must
correspond with the name as                    ___________________________
it appears upon the face of
the within Note in every par-
ticular, without any alter-
ation whatsoever.

Name and Address:__________________________

Tax Identification Number or
Social Security Number(s):___________________________


                       [END OF FORM OF AUCTION RATE NOTES]


                                      A-1-5

                                   EXHIBIT A-2

                           [FORM OF LIBOR RATE NOTES]

                                 [TRUST 199_-_]
                               ASSET BACKED NOTES
                                  SERIES 199_-_

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

No.  A-_-_                                                                              $__________


                           FINAL                                                      CLASS
                         MATURITY                    DATED                           INTEREST
      CLASS                DATE                       DATE                             RATE                      CUSIP

                                                                          LIBOR + ____% as
                                                                          herein provided


REGISTERED NOTEHOLDER:                                          CEDE & CO.
PRINCIPAL AMOUNT:


                  [TRUST 199_-_], a __________ business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of ___________, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the Principal Amount identified above on the Final Maturity Date identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined in this Series 199_-_ Note, capitalized terms used in this Series 199_-_ Note shall have the respective meanings given to such terms in the Master Indenture dated as of __________, 199_, as supplemented by the _____ Terms Supplement dated as of
___________, 199_, (the "_____ Terms Supplement" and, together, the "Indenture") between the Issuer and ______________, as Indenture Trustee.

                  This Series 199_-_ Note is one of a duly authorized issue of notes of the Issuer designated as "[Trust 199_-_] Asset-Backed Notes, Series 199_-_" (herein referred to collectively as the "Series 199_-_ Notes"), in the aggregate principal amount of $___________ issued under the Indenture. The Series 199_-_ Notes are issued to finance the acquisition and consolidation of Financed Student Loans, and to make certain deposits to the Pledged Accounts.

                  The Indenture provides for the issuance, from time to time, under the conditions, limitations and restrictions set forth therein, of additional notes on a parity with all Series of obligations issued or to be issued under the Indenture, for the purpose of providing additional funds for the acquisition and consolidation of Financed Student Loans (said additional notes, together with Series 199_-_ Notes, being collectively referred to herein as the "Notes").

                  The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, definitions of certain capitalized terms used in this Series 199_-_ Note, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the terms and conditions under which additional Notes may be issued, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Series 199_-_ Note, the registered owner hereof assents to all of the provisions of the Indenture.

                  The unpaid principal amount hereof from time to time outstanding shall bear interest at a Class Interest Rate, as described below, payable on each applicable Note Distribution Date to the extent of interest accrued on the principal then outstanding, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for. Interest at a Class Interest Rate established pursuant to the _____ Terms Supplement shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                  During the Initial Period, this Series 199_-_ Note shall bear interest at the Class Initial Rate equal to the rate set forth in the _____ Terms Supplement. Thereafter, this Series 199_-_ Note generally shall bear interest at a Class Interest Rate equal to LIBOR plus the margin set forth in the _____ Terms Supplement.

                  If the LIBOR Rate for the Series 199_-_, Class A-_ Notes is greater than the Net Loan Rate, then the Class Interest Rate applicable to the Series 199_-_, Class A-_ Notes for that Interest Period will be the Net Loan Rate. If the Class Interest Rate applicable to the Series 199_-_, Class A-_ Notes for any Interest Period is the Net Loan Rate, the Indenture Trustee shall determine the Noteholders' LIBOR Rate Interest Carryover, if any, with respect to the Series 199_-_, Class A-_ Notes for such Interest Period. Such Noteholders' LIBOR Rate Interest Carryover shall bear interest calculated at a rate equal to One-Month LIBOR from the Note Distribution Date for each Interest Period with respect to which such Noteholders' LIBOR Rate Interest Carryover was calculated until paid.
 For purposes of this Series 199_-_ Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Noteholders' LIBOR Rate Interest Carryover or any interest accrued on any such Noteholders' LIBOR Rate Interest Carryover. Such Noteholders' LIBOR Rate Interest Carryover shall be calculated by the Indenture Trustee during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Noteholders' LIBOR Rate Interest Carryover as required in the next succeeding sentence. On the Note Distribution Date for an Interest Period with respect to which such Noteholders' LIBOR Rate Interest Carryover has been calculated by the Indenture Trustee, the Indenture Trustee shall give written notice to each Noteholder of the Noteholders' LIBOR Rate Interest Carryover applicable to each Noteholder's Series 199_-_, Class A-_ Notes, which written notice may accompany the payment of interest by check made to each such Noteholder on such Note Distribution Date or otherwise shall be mailed on such Note Distribution Date by first class mail, postage prepaid, to each such Noteholder at such Noteholder's address as it appears on the registration books maintained by the Registrar. Such notice shall state, in addition to such Noteholders' LIBOR Rate Interest Carryover, that, unless and until the Final Maturity Date for such Series 199_-_ Class A-_ Note (after which no Noteholders' LIBOR Rate Interest Carryover (and all accrued interest thereon) shall be paid with respect to a Series 199_-_, Class A-_ Note), (i) the Noteholders' LIBOR Rate Interest Carryover (and interest accrued thereon calculated on the basis of One-Month LIBOR) shall be paid by the Indenture Trustee on a Series 199_-_, Class A-_ Note on the first occurring Note Distribution Date for a subsequent Interest Period if and to the extent that (1) during such Interest Period no additional Noteholders' LIBOR Rate Interest Carryover is accruing on the Series 199_-_, Class A-_ Notes and (2) moneys are available on such Note Distribution Date pursuant to the terms of the _____ Terms Supplement in an amount sufficient to pay all or a portion of such Noteholders' LIBOR Rate Interest Carryover and
(ii) interest shall accrue on the Noteholders' LIBOR Rate Interest Carryover at a rate equal to One-Month LIBOR until such Noteholders' LIBOR Rate Interest Carryover is paid in full or is cancelled.

                  The Noteholders' LIBOR Rate Interest Carryover for the Series 199_-_, Class A-_ Notes shall be paid by the Indenture Trustee on Outstanding Series 199_-_, Class A-_ Notes on the first occurring Note Distribution Date for a subsequent Interest Period if and to the extent that (i) during such Interest Period, no additional Noteholders' LIBOR Rate Interest Carryover is accruing on the Series 199_-_, Class A-_ Notes and (ii) on such Note Distribution Date there are sufficient moneys available pursuant to the terms of the _____ Terms Supplement to pay all or a portion of the Noteholders' LIBOR Rate Interest Carryover due on the Series 199_-_, Class A-_ Notes on such Note Distribution Date. Any Noteholders' LIBOR Rate Interest Carryover (and any interest accrued thereon) on any Series 199_-_, Class A-_ Note which is due and payable on the related Final Maturity Date, shall be paid to the Noteholder thereof on said Final Maturity Date to the extent that moneys are available therefor in accordance with the _____ Terms Supplement; provided, however, that any Noteholders' LIBOR Rate Interest Carryover (and any interest accrued thereon) which is not yet due and payable on said Final Maturity Date shall be cancelled with respect to said Series 199_-_, Class A-_ Note on said Final Maturity Date. To the extent that any portion of the Noteholders' LIBOR Rate Interest Carryover remains unpaid after payment of a portion thereof, such unpaid portion of the Noteholders' LIBOR Rate Interest Carryover shall be paid in whole or in part until fully paid by the Indenture Trustee on the next occurring Note Distribution Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the immediately preceding sentence are satisfied.

                  The Note Distribution Date in such subsequent Interest Period on which such Noteholders' LIBOR Rate Interest Carryover for the Series 199_-_, Class A-_ Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph, and the Indenture Trustee shall make payment of the Noteholders' LIBOR Rate Interest Carryover in the same manner as, and from the same account from which, it pays interest on the Series 199_-_, Class A-_ Notes on a Note Distribution Date.

                  Distributions of principal will be made on each Note Distribution Date to the Class of Notes with the earliest Final Maturity Date on the first Note Distribution Date for such Class occurring each month, commencing April 1996, in the manner described in the Second Supplemental Sale and Servicing Agreement. The Noteholders' Principal Distribution Amount distributed to the Class A- _ Notes shall be distributed on a pro rata basis among the Note Owners of such Class as of the related Record Date based on the Percentage Interest represented by their respective Class A-_ Notes.

                  If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

                  The Noteholder of this Series 199_-_ Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

                  The transfer of this Series 199_-_ Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Series 199_-_ Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Series 199_-_ Note a new Series 199_-_ Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Series 199_-_ Note and bearing the same interest as this Series 199_-_ Note.

                  In any case where the date fixed for the payment of principal of or interest on this Series 199_-_ Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

                  It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this Series 199_-_ Note have happened, do exist and have been performed in due time, form and manner as required by law.

                  This Series 199_-_ Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 199_-_ Note to be executed in its name by the manual or facsimile signature of an Authorized Officer and the manual or facsimile signature of an Assistant Secretary, and has caused its corporate seal or a facsimile thereof to be hereto affixed.

                                    [TRUST 199_-_]



                                    By:     ____________________________,
                                            not in its individual capacity but
                                            solely as Eligible Lender Trustee


                                    By:


(SEAL)

Attest:

Name:
Title:

                         CERTIFICATE OF AUTHENTICATION

                  This Note is one of the Series 199_-_ Notes designated in and issued under the provisions of the within mentioned Indenture.

---------------------
New York, New York, as
Indenture Trustee


By:
    Authorized Representative


Date of Authentication:


-----------------------

                                  ASSIGNMENT


                           FOR VALUE RECEIVED the undersigned hereby sells,
assigns and transfers unto , the within Note and irrevocably appoints , attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ___________                               ___________________________

NOTICE:  The signature to                         Signature Guaranteed:
this assignment must
correspond with the name as                       ___________________________
it appears upon the face of
the within Note in every par-
ticular, without any alter-
ation whatsoever.

Name and Address:__________________________

Tax Identification Number or
Social Security Number(s):___________________________


                       [END OF FORM OF LIBOR RATE NOTES]

                                        EXHIBIT B

                                      [TRUST 199_-_]
                     ASSET BACKED NOTES, SERIES 199_-_, CLASS A-_


                               NOTICE OF PAYMENT DEFAULT

                           NOTICE IS HEREBY GIVEN that an Event of Default has
occurred and is continuing with respect to the Notes identified above. The next Auction for the Series 199_-_, Class A-_ Notes will not be held. The Auction Rate for the Series 199_-_, Class A-_ Notes for the next succeeding Interest Period shall be the Non-Payment Rate.


                                            ------------,
                                            as Indenture Trustee


Dated:                                      By:______________________________
                                               Name:
                                               Title:

                                   EXHIBIT C


                                [TRUST 199_-_]
                ASSET BACKED NOTES, SERIES 199_-_, CLASS A-_


                      NOTICE OF CURE OF PAYMENT DEFAULT


                           NOTICE IS HEREBY GIVEN that an Event of Default with
respect to the Notes identified above has been waived or cured.  The
next Note Distribution Payment Date is                and the next
Auction Date is              .


                                                     ------------,
                                                     as Indenture Trustee


Dated:                                               By:
                                                        Name:
[A                                                      Title:

                                   EXHIBIT D

                                 [TRUST 199_-_
                    ASSET BACKED NOTES, SERIES 199_-_, CLASS A-_


                    NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT

                           Notice is hereby given that the Issuer proposes to
change the length of one or more Auction Periods pursuant to the _____ Terms Supplement as follows:

                          1.  The change shall take effect on the Note
Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                         2.  The Auction Period Adjustment in Paragraph 1 shall
take place only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, an Issuer Certificate substantially in the form attached as Exhibit E to the _____ Terms Supplement, a certificate from the Market Agent, as required by the _____ Terms Supplement, authorizing the change in length of one or more Auction Periods [and a written statement of the Indenture Trustee and the Auction Agent, as required by the _____ Terms Supplement,] and (B) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

                           3.  If the condition referred to in (A) above is not
met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                           4.       It is hereby represented, upon advice of the
Auction Agent for the Notes described herein, that there were Sufficient Bids for such Notes at the Auction immediately preceding the date of this Notice.

                           5.  Terms not defined in this Notice shall have the
meanings set forth in the _____ Terms Supplement entered into in connection with the captioned Notes.


                                            [TRUST 199_-_]



                                By:      _______________________, not in its
                                         individual capacity but solely as
                                         Eligible Lender Trustee



                                          By:__________________________________
                                               Name:
                                               Title:


Dated:

                                     EXHIBIT E


                                   [TRUST 199_-_]
                   ASSET BACKED NOTES, SERIES 199_-_, CLASS A-_


                   NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT

                           Notice is hereby given that the Issuer hereby
establishes new lengths for one or more Auction Periods pursuant to the _____ Terms Supplement:

                      l. The change shall take effect on ___________, the Note Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                      2. For the Auction Period commencing on the Effective Date, the Note Distribution Date shall be _____________________, or the next succeeding Business Day if such date is not a Business Day.

                      3.  For Auction Periods occurring after the Auction
Period the Note Distribution Dates shall be [___________________ (date) and every _____________ (number) _______________ (day of week) thereafter] [every _______________ (number) _______________ (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section 2.5.7 of the _____ Terms Supplement.

                      4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the _____ Terms Supplement and our prior notice dated ______________ regarding the proposed change.

                      5. Terms not defined in this Notice shall have the meanings set forth in the _____ Terms Supplement relating to the captioned Notes.

                                            [TRUST 199_-_]


                                   By:      ______________________, not in its
                                             individual capacity but solely as
                                             Eligible Lender Trustee


                                          By:__________________________________
                                             Name:
                                             Title:


Dated:

                                          EXHIBIT F


                                       [TRUST 199_-_]
                      ASSET BACKED NOTES, SERIES 199_-_, CLASS A-_


                             NOTICE OF CHANGE IN AUCTION DATE

                         Notice is hereby given by SMITH BARNEY INC., as Market
Agent for the captioned Notes, that with respect to the captioned Notes, the Auction Date is hereby changed as follows:

                       l. With respect to the captioned Notes, the definition of "Auction Date" shall be deemed amended by substituting "_________________ (number) Business Day" in the second line thereof.

                      2. This change shall take effect on ______________ which shall be the Auction Date for the Auction Period commencing on
--------------.

                     3. The Auction Date for the captioned Notes shall be subject to further change hereafter as provided in the _____ Terms
Supplement.

                      4. Terms not defined in this Notice shall have the meanings set forth in the _____ Terms Supplement relating to the captioned Notes.

                                            SMITH BARNEY INC., as Market Agent


Dated:                                      By:
                                                Name:
                                                Title: